SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 22, 1998


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                          WATERSIDE CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)



                                    Virginia
         (State or other jurisdiction of incorporation or organization)


               333-36709                                 54-1694665
     (Commission File Number)               (I.R.S. Employer Identification No.)



          300 East Main Street, Suite 1380
               Norfolk, Virginia                              23510
     (Address of Principal Executive Office)                (Zip Code)

       Registrant's telephone number, including area code: (757) 626-1111


                                     N. .A..
          (Former name of former address, if changed since last report)
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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WATERSIDE CAPITAL CORPORATION


Date:     April 22, 1998      By   /s/   Gerald T. McDonald
                                         ------------------
                                    Gerald T. McDonald, Chief Financial Officer


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Item 5.  Other Events

     A copy of a press release announcing the earnings for the third quarter ended March 31, 1998 is attached hereto as Exhibit 10.1.




Item 7.   Exhibits

               10.1     Press Release dated April 22, 1998.